UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2007

UNIVERSAL COMPRESSION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15843 (Commission File Number)	13-3989167 (IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas (Address of principal executive offices)	77041 (Zip Code)
(713) 335-7000
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of a Material Definitive Agreement.
     Repayment of Credit Facility
     In connection with the closing of the Mergers (as defined below), on August 20, 2007, Exterran, Inc. (“Exterran”) (formerly known as Universal Compression, Inc.) paid in full all outstanding term loans and revolving loans, together with interest and all other amounts due in connection with such repayment, under the senior secured credit agreement, dated as of October 20, 2006, by and among Universal Compression Holdings, Inc. (“Universal”) and three of its wholly owned subsidiaries, Exterran, UC Canadian Partnership Holdings Company and Exterran Canada, Limited Partnership (formerly known as Universal Compression Canada, Limited Partnership) and a syndicate of lenders and financial institutions named therein as parties thereto and Wachovia Bank, National Association, as U.S. Administrative Agent, Wachovia Capital Finance Corporation (Canada) as Canadian Administrative Agent, Deutsche Bank Trust Company Americas, as Syndication Agent, and JPMorgan Chase Bank, N.A. and The Bank of Nova Scotia, as Co-Documentation Agents.
     Repayment of Asset-Backed Securitization Facility
     In connection with the closing of the Mergers (as defined below), on August 20, 2007, UCO Compression 2005 LLC repaid in full all of its outstanding loans, together with interest and all other amounts due in connection with such repayment, under the Indenture, dated October 28, 2005, as amended on July 31, 2006 and supplemented on October 28, 2005, by and among UCO Compression 2005 LLC, a wholly owned subsidiary of Exterran, and Wells Fargo Bank, National Association, as Indenture Trustee.

Item 2.01	Completion of Acquisition or Disposition of Assets.
     On August 20, 2007, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of February 5, 2007, as amended, by and among Exterran Holdings, Inc. (formerly known as Iliad Holdings, Inc.) (“Exterran Holdings”), Hanover Compressor Company, a Delaware corporation (“Hanover”), Universal, Hector Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Exterran Holdings (“Hanover Merger Sub”), and Ulysses Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Exterran Holdings (“Universal Merger Sub”), Universal Merger Sub merged with and into Universal (the “Universal Merger”) and Hanover Merger Sub merged with and into Hanover (the “Hanover Merger” and together with the Universal Merger, the “Mergers”). As a result of the Mergers, each of Universal and Hanover became a wholly owned subsidiary of Exterran Holdings. Immediately following the completion of the Mergers, Universal merged with and into Exterran Holdings.
     Pursuant to the Universal Merger, each share of common stock of Universal, par value $0.01 per share (the “Universal Common Stock”), was converted into the right to receive one share of Exterran Holdings’ common stock, par value $0.01 per share. Pursuant to the Hanover Merger, each share of common stock of Hanover, par value $0.001 per share (the “Hanover Common Stock”), was converted into the right to receive 0.325 shares of Exterran Holdings’ common stock. Pursuant to the merger of Universal with and into Exterran Holdings, the capital stock of the surviving company of the Universal Merger was canceled.
     The issuance of Exterran Holdings’ common stock pursuant to the Mergers was registered under the Securities Act of 1933, as amended, pursuant to Exterran Holdings’ registration statement on Form S-4 (File No. 333-141695) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on July 10, 2007. The definitive joint proxy statement/prospectus of Universal and Hanover, dated July 6, 2007, that forms a part of the Registration Statement (the “Joint Proxy Statement/Prospectus”) contains additional information about the Mergers and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of Universal and Hanover in the Mergers.
     Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Exterran Holdings’ common stock is deemed to be registered under Section 12(b) of the Exchange Act. Exterran Holdings’ common stock was approved for listing on the New York Stock Exchange and began trading under the symbol “EXH” on August 21, 2007.

     Each of the Universal Common Stock and the Hanover Common Stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange, and both the Universal Common Stock and the Hanover Common Stock are being delisted from the New York Stock Exchange. Each of Universal and Hanover expects to file a Form 15 with the SEC to terminate the registration under Section 12(g) and 15(d) of the Exchange Act of the Universal Common Stock and the Hanover Common Stock, respectively.
     On August 20, 2007, Exterran Holdings issued a press release announcing the completion of the Mergers and the other transactions contemplated by the Merger Agreement. The press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     Prior to the Mergers, Universal Common Stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange under the symbol “UCO.” As a result of the Mergers, the entire class of Universal Common Stock was converted into Exterran Holdings’ common stock. Accordingly, Universal has requested of the New York Stock Exchange that its common stock be withdrawn from listing. Prior to the open of trading on August 21, 2007, trading in Universal Common Stock was suspended by the New York Stock Exchange. By operation of law, the Universal Common Stock will be delisted prior to the open of trading on August 31, 2007. On or about August 31, 2007, Universal expects to file a Form 15 with the SEC to request that the Universal Common Stock be deregistered under Section 12(g) of the Exchange Act and that its reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated. The information set forth in Item 2.01 is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.
     In connection with the Mergers, on August 20, 2007, each share of Universal Common Stock was canceled and converted into the right to receive one share of Exterran Holdings’ common stock. Also in connection with the Mergers, on August 20, 2007, Universal merged with and into Exterran Holdings and the capital stock of Universal was canceled without consideration therefor. The information set forth in Item 2.01 is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.
     In connection with the Mergers, on August 20, 2007, each share of Universal Common Stock was canceled and converted into the right to receive one share of Exterran Holdings’ common stock. Also in connection with the Mergers, on August 20, 2007, Universal was merged out of existence. As of August 20, 2007, the former shareholders of Universal and Hanover owned all of the issued and outstanding shares of Exterran Holdings’ common stock. The information set forth in Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In connection with the Mergers, on August 20, 2007, each of Universal’s directors who was a member of the board of directors immediately prior to the Mergers resigned and each of Universal’s executive officers who was an executive officer immediately prior to the Mergers resigned.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of February 5, 2007, by and among Hanover Compressor Company, Universal Compression Holdings, Inc., Iliad Holdings, Inc.,

Exhibit No.	Description
Hector Sub, Inc. and Ulysses Sub, Inc. (incorporated by reference to Exhibit 2.1 of Universal Compression Holdings, Inc.’s Current Report on Form 8-K filed February 5, 2007).

2.2
Amendment No. 1, dated as of June 25, 2007, to Agreement and Plan of Merger, dated as of February 5, 2007, by and among Hanover Compressor Company, Universal Compression Holdings, Inc., Exterran Holdings, Inc. (formerly Iliad Holdings, Inc.), Hector Sub, Inc. and Ulysses Sub, Inc. (incorporated by reference to Exhibit 2.1 of Universal Compression Holdings, Inc.’s Current Report on Form 8-K filed June 25, 2007).

99.1	Press Release of Exterran Holdings, Inc., dated August 20, 2007 (incorporated by reference to Exhibit 99.1 of Exterran Holdings, Inc.’s Current Report on Form 8-K filed August 20, 2007).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION HOLDINGS, INC.
Date: August 24, 2007	By:	/s/ J. Michael Anderson
J. Michael Anderson
Senior Vice President and Chief Financial Officer of Exterran Holdings, Inc. (successor to Universal Compression Holdings, Inc.)

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of February 5, 2007, by and among Hanover Compressor Company, Universal Compression Holdings, Inc., Iliad Holdings, Inc., Hector Sub, Inc. and Ulysses Sub, Inc. (incorporated by reference to Exhibit 2.1 of Universal Compression Holdings, Inc.’s Current Report on Form 8-K filed February 5, 2007).

2.2
Amendment No. 1, dated as of June 25, 2007, to Agreement and Plan of Merger, dated as of February 5, 2007, by and among Hanover Compressor Company, Universal Compression Holdings, Inc., Exterran Holdings, Inc. (formerly Iliad Holdings, Inc.), Hector Sub, Inc. and Ulysses Sub, Inc. (incorporated by reference to Exhibit 2.1 of Universal Compression Holdings, Inc.’s Current Report on Form 8-K filed June 25, 2007).

99.1	Press Release of Exterran Holdings, Inc., dated August 20, 2007 (incorporated by reference to Exhibit 99.1 of Exterran Holdings, Inc.’s Current Report on Form 8-K filed August 20, 2007).